UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Atlanta Braves Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V65426-P28001 BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O ATLANTA BRAVES HOLDINGS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 ATLANTA BRAVES HOLDINGS, INC. 2025 Annual Meeting Vote by June 9, 2025 11:59 PM Eastern Time You invested in ATLANTA BRAVES HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 10, 2025. Get informed before you vote View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 24, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 10, 2025 11:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/BATR2025

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V65427-P28001 THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. 1. Directors Election For Nominees: 01) Terence F. McGuirk 02) Diana M. Murphy 2. The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2025. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.